UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|

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      14a-6(e)(2))
|X|   Definitive proxy statement
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|_|   Soliciting material pursuant to ss. 240.14a-12


                              TREND MINING COMPANY
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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

                              TREND MINING COMPANY
               5439 SOUTH PRINCE STREET, LITTLETON, COLORADO 80120

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 19, 2006

To the Shareholders of Trend Mining Company:

Please join us for the 2006 Annual Meeting of Shareholders of Trend Mining Company, a Delaware corporation. The meeting will be held on Wednesday, April 19, 2006, at 2:00 PM at 5439 South Prince Street, Littleton, Colorado 80120.

      The purposes of the meeting are:

      1. To elect five members of the Board of Directors to hold office until their terms expire at the Annual Meeting of Shareholders in 2007 or until their respective successors are elected and qualified;

      2. To approve an amendment to the 2000 Equity Incentive Plan to increase the number of shares of common stock reserved under the Plan from 5,000,000 to 8,000,000 shares and to comply with Internal Revenue Code Section 409A; and

      3. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

Attached to this notice is a proxy statement relating to the proposals to be considered at the Annual Meeting. You must own shares of common stock of Trend Mining Company at the close of business on March 24, 2006 to vote at the Annual Meeting. This notice of Annual Meeting and the accompanying proxy statement and proxy card are being mailed to our shareholders beginning March 27, 2006.

We request that you complete, sign, date and return the enclosed proxy card without delay in the enclosed postage-paid return envelope, even if you plan to attend the Annual Meeting in person.

                                        By order of the Board of Directors,

                                        Thomas A. Loucks
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER
Littleton, Colorado
March 27, 2006


TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF SHAREHOLDERS, PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

                              TREND MINING COMPANY
               5439 SOUTH PRINCE STREET, LITTLETON, COLORADO 80120

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------


                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 19, 2006

                               GENERAL INFORMATION

This proxy statement and the accompanying proxy card are being furnished to the shareholders of Trend Mining Company, a Delaware corporation, in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders to be held at 2:00 PM on Wednesday, April 19, 2006, at 5439 South Prince Street, Littleton, Colorado 80120. The purposes of the Annual Meeting are set forth below and in the accompanying Notice of Annual Meeting of Shareholders. You must own shares of Trend common stock at the close of business on March 24, 2006 (the record date) to vote at the Annual Meeting. This proxy statement, the accompanying proxy card and our Annual Report to Shareholders for the fiscal year ended September 30, 2005, are being mailed to shareholders on or about March 27, 2006. In this proxy statement, Trend Mining Company is referred to as "Trend," "the Company" and with the pronouns "we," "our" and "us."

                         PURPOSES OF THE ANNUAL MEETING

At the Annual Meeting, holders of record as of the record date of Trend common stock will be asked to consider:

      1. The election of five members of the Board of Directors to hold office until their terms expire at the 2007 Annual Meeting of Shareholders or until their respective successors are elected and qualified;

      2. The amendment of the 2000 Equity Incentive Plan (the "Plan") to increase the number of shares of common stock reserved under the Plan from 5,000,000 to 8,000,000 shares and to comply with Internal Revenue Code Section 409A; and

      3. Such other business as may properly come before the meeting or any postponements or adjournments thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE FOR DIRECTOR AND THE AMENDMENT TO THE PLAN.

As of the date of this proxy statement, the Board of Directors knows of no other business to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated as agents in the enclosed proxy will vote on such matters in accordance with their best judgment.

                       RECORD DATE; QUORUM; VOTE REQUIRED

Shareholders of record at the close of business on March 24, 2006 will be entitled to notice of, and to vote the shares of Common Stock of the Company, $0.01 par value per share (the "Common Stock"), held by them on such date at the Annual Meeting or any and all postponements or adjournments thererof. The Common Stock is the Company's only class of outstanding voting securities. Each share of Common Stock entitles the holder thereof to one vote. On March 24, 2006, there were 40,604,297 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

The presence, either in person or by properly executed proxy, of the holders of at least one-third of the shares entitled to vote is necessary to constitute a quorum for the conduct of business at the Annual Meeting. Each share of Common Stock outstanding of record on the record date is entitled to one vote. The affirmative vote of a majority of the Common Stock present in person or represented by proxy properly cast is necessary to elect each of the five director nominees. Shares abstaining from the vote of a particular matter will be counted for purposes of determining a quorum, but will not be voted for or against any proposal and therefore, will have the effect of a vote against any proposal. A broker non-vote occurs on an item when a broker identified as the record holder of shares is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction has been received. Shares subject to broker non-votes with respect to any matter will not be considered cast with respect to that matter.

                                     PROXIES

All shares of Common Stock represented at the Annual Meeting by properly executed proxies received at or prior to the Annual Meeting and not subsequently revoked will be voted at the Annual Meeting in accordance with the instructions indicated on the proxies. IF NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE
VOTED:

      o     FOR THE ELECTION OF EACH OF THE NOMINEES FOR TREND DIRECTORS; AND

      o FOR THE AMENDMENT TO THE 2000 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF RESERVED SHARES OF COMMON STOCK UNDER THE PLAN FROM 5,000,000 TO 8,000,000 SHARES AND TO COMPLY WITH INTERNAL REVENUE CODE SECTION 409A.

The persons named in the proxies will have discretionary authority to vote with respect to any additional matters that are properly presented for action at the Annual Meeting.

Any shareholder may revoke his or her proxy at any time before it is voted by giving written notice to the Secretary of the Company, signing and delivering a proxy bearing a later date or requesting revocation in person at the Annual Meeting.

Trend will bear all costs of this solicitation of proxies. In addition to solicitation by mail, our officers, directors and employees may solicit proxies by telephone, e-mail or in person. We may also request banks and brokers to forward proxy soliciting material to the beneficial owners of shares held of record by such persons, and we will reimburse banks and brokers for their reasonable out-of-pocket expenses.

--------------------------------------------------------------------------------
                                     ITEM 1

                              ELECTION OF DIRECTORS
--------------------------------------------------------------------------------


The Board of Directors consists of five directors. Trend's directors are elected at each Annual Meeting and hold office for a term of one year until the next annual meeting of shareholders or until their successors are elected. The Board of Directors has nominated five persons for election at the Annual Meeting to serve as Trend directors. Each nominee is currently a director of Trend. Biographical information about each nominee is set forth below.

                                  REQUIRED VOTE

The affirmative vote of the holders of a majority of the Common Stock present in person or represented by proxy properly cast at the Annual Meeting is required to elect each director nominee.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW TO SERVE AS THE DIRECTORS OF TREND UNTIL THE 2007 ANNUAL MEETING OF SHAREHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

Your proxy holder will vote your shares for the nominees listed below unless you have designated otherwise. Should any nominee become unavailable for election for any reason currently unknown, your proxy holder may vote for a substitute nominee proposed by the Board of Directors.

Set forth below is the name and age of each director nominated to serve an additional term, his principal occupation and business experience during the past five years and the names of certain other companies of which he served as a director as of March 24, 2006.

                               Principal Occupations and Business Experience

Nominee                                 During the Past Five Years
-------                                 --------------------------

J. Michael Sharratt Mr.       Sharratt became a member of the Board of Directors
Age 76                        in  August  2000  and  served  as  the   Company's
                              chairman   until  May  2004.  At  that  time,  Mr.
                              Sharratt  resigned as chairman  but  continues  to
                              serve on the Board of Directors. Mr. Sharratt is a
                              platinum-group explorationist with direct hands-on
                              experience    involving   North   America's   most
                              important  platinum  mineral group deposit.  Since
                              2000,   he  has  been  the  president  of  Platina
                              Minerals  LLC,  a private  company  that  provides
                              mineral consulting services.  Prior to joining the
                              Company,  Mr.  Sharratt  was a mineral  consultant
                              from  1998 to 2000.  Mr.  Sharratt  served as vice
                              chairman,  from  1994 to 1997,  and  from  1992 to
                              1994, as president of Stillwater  Mining  Company.
                              From  1976  to  1992,   he  also  served  as  vice
                              president  and  senior   director  of  Mining  and
                              Minerals for Manville Corp.,  the  co-developer of
                              the Stillwater platinum/palladium mine in Montana.
                              While he was with Manville Corp., Mr. Sharratt was
                              a  principal   figure  in  the   exploration   and
                              development of the Stillwater mining complex,  the
                              largest  platinum group metals  operation in North
                              America.   In  addition  to  the   evaluation  and
                              development   of   Stillwater,    Mr.   Sharratt's
                              responsibilities   ultimately   included   all  of
                              Manville's mineral exploration  projects worldwide
                              and   oversight   responsibility   for   the   ore
                              development  at  nine   operating   mines  in  six
                              countries.   Mr.  Sharratt  is  a  member  of  the
                              International Precious Metals Institute, where he serves as a director, as well as the Canadian
                              Institute of Mining and Metallurgy and the Society of Mining Engineers.

Jeffrey  M.  Christian  Mr.   Christian was elected to the Board of Directors in
Age 49                        August  2000.   Mr.   Christian  is  the  managing
                              director  of  CPM  Group,  which  he  and  several
                              associates  created in June 1986,  in a  leveraged
                              buyout of the Goldman Sachs  Commodities  Research
                              Group made up of the  creators  of CPM  Group.  As
                              managing  director,  Mr.  Christian is responsible
                              for the total operation of CPM Group,  supervising
                              a respected group of analysts,  investment bankers
                              and  dealers  dedicated  to  precious  metals  and
                              commodities  market  research,   consulting,   and
                              investment  banking. He is actively engaged in the
                              products  research  group  of  CPM  Group,  taking
                              primary responsibility for the long-term (10 year)
                              projections  for the  precious  metals  and copper
                              markets.   Mr.   Christian   has  a  Bachelors  of
                              Journalism from the University of Missouri and has engaged in post-graduate non-degree studies in econometrics, international economics and finance, and international political science. Mr. Christian is the chief financial officer and director of North American Emerald Mines, Inc.

Thomas Loucks                 Mr.  Loucks became  president and chief  executive
Age 57                        officer  of the  Company in June 2004 and a member
                              of the board in August 2004. He worked as an independent consultant to junior mining and other resource companies from July 2000 until joining the Company. From 1991 until June 2000, he was the executive vice president and treasurer at Royal
                              Gold, Inc. From August 1988 until 1991, Mr. Loucks was Vice President of Corporate Development of
                              Royal Gold.  From August 1985 until  August  1988,
                              Mr. Loucks was a business development analyst with Newmont Mining Company. Mr. Loucks is a member of the Society of Economic Geologists, Inc. and the Society of Economic Geologists Foundation, Inc. He has a B.A. and an M.A. in geology from Dartmouth
                              College and an M.B.A. from Stanford University.

John P. Ryan                  Mr.  Ryan  has  served  as  our  chief   financial
Age 43                        officer,  secretary,  treasurer  and as a director
                              since  August 2000.  Mr. Ryan is a degreed  mining
                              engineer. Mr. Ryan served as the vice president of
                              corporate   development   for  Cadence   Resources
                              Corporation  from  September 1996 to October 2005,
                              and  is  currently  serving  as the  secretary  of
                              Cadence.   Cadence  is  a   publicly   traded  oil
                              exploration and production company. Since February
                              2004,  he has served as an officer and director of
                              White Mountain  Titanium  Corporation,  a publicly
                              traded mining exploration company. Other companies
                              with  which  Mr.  Ryan  holds  an  officer  and/or
                              director   position   include   Bio-Quant,   Inc.,
                              Nevada-Comstock  Mining  Company,  GreatWall  Gold
                              Corporation,  High Plains Uranium,  Inc., Sundance
                              Diamonds   Corporation   and  Dotson   Exploration
                              Company. Many of these companies have only minimal activity and require only a small amount of Mr.
                              Ryan's  time.  Mr.  Ryan is a  former  U.S.  Naval
                              Officer and obtained a B.S. in Mining Engineering from the University of Idaho and a Juris Doctor from Boston College Law School.

Ishiung J. Wu                 Dr. Wu became a director  of the Company in August
Age 59                        2000.  He is currently  the president of GreatWall
                              Gold Corporation.,  an exploration company focused
                              on mineral  development  in China.  Since  January
                              1992, he has been the president of IW  Exploration
                              Co., a privately  held company  engaged in mineral
                              exploration ventures and capital management.  From
                              January  1992  to  January  1995,  Dr.  Wu  was  a
                              consultant  and  project  manager  in  the  United
                              States   and   overseas   for   various    mineral
                              exploration  programs involving private and public
                              entities.  From January 1995 to January 2002,  Dr.
                              Wu  was  a   director   and  vice   president   of
                              Exploration of General  Minerals  Corp., a natural
                              resources   public  company  of  which  he  was  a
                              co-founder.  From June 2002 to August 2003, Dr. Wu
                              was a director and  president of Mammoth Gold Corp
                              and director and vice president of Exploration for
                              Alaska Gold  Mines,  Inc.,  a mineral  exploration
                              company in Canada.  From  January  2000 to January
                              2002,   Dr.  Wu  was  also  chairman  of  Xinjiang
                              Towerbeck     Mineral     Joint     Venture,     a
                              Chinese-Canadian    joint    venture    for   gold
                              exploration  and mining  activities  at  Towerbeck
                              gold  deposit in Central  Asian Gold Belt.  Dr. Wu
                              has  over  thirty  years   experience  in  mineral
                              exploration  management.  Dr.  Wu  holds  an  M.A.
                              (1971) and Ph.D. (1975) in economic geology both from Harvard University, where he was a Teaching
                              Fellow in Geology from 1971 to 1973. He is also a Fellow of the Society of Economic Geologists.


                                 BOARD MEETINGS

Our Board of Directors held 13 telephonic meetings during the fiscal year ended September 30, 2005. All of our directors attended at least 75% of these meetings.

                             COMPENSATION COMMITTEE

Our Board of Directors has established a compensation committee consisting of J. Michael Sharratt and John P. Ryan. The compensation committee's function is to review all matters relating to the compensation of executive officers of the Company. This committee met 6 times during the fiscal year ended September 30, 2005. This committee does not have a charter.

                                 AUDIT COMMITTEE

On January 5, 2001, the Company established an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Its current members are Jeffrey M. Christian, John P. Ryan and Ishiung J. Wu. The function of the Audit Committee, among other things, is to review the financial reports and other financial information provided by the Company to any governmental body and the public; the Company's system of internal controls regarding finance, accounting and legal compliance that management and the Board, from time to time, may adopt; and the Company's auditing, accounting and financial reporting processes generally. The Audit Committee also appoints the independent auditors and approves fees and other compensation to be paid to the independent auditors. The audit committee met twice in the fiscal year ended September 30, 2005. A report of the Audit Committee appears immediately below under the caption "Audit Committee Report." The audit committee does not have a charter.

John P. Ryan is not independent pursuant to the Nasdaq Marketplace Rules because he has been an officer of the Company during the past three years. Jeffrey M. Christian and Ishiung J. Wu are independent pursuant to the Nasdaq Marketplace Rules.

                             AUDIT COMMITTEE REPORT

Williams & Webster, P.S. ("Williams and Webster") served as the Company's independent public accountant for the year ended September 30, 2005. A representative of Williams & Webster will not be available to respond to questions during the Meeting.

Management is responsible for the Company's internal controls and the financial reporting process. The independent public accountant is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Board and the audit committee's responsibility is to monitor and oversee these processes. In this context, the full Board reviewed the audited financial statements of the Company for the fiscal year ended September 30, 2005 with management. Management represented to the Board that the consolidated financial statements were prepared in accordance with generally accepted accounting principles.

The audit committee discussed the consolidated financial statements with Williams & Webster, and the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees) relating to the conduct of the audit. The audit committee has also received written disclosures and a letter from Williams & Webster regarding its independence from the Company as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Williams & Webster the independence of that firm. The audit committee considered the compatibility of non-audit services with the independence of Williams & Webster.

Based upon the above materials and discussions, the Board of Directors and the audit committee decided to include the audited financial statements in the Company's Annual Report on Form 10-KSB, as amended, for the fiscal year ended September 30, 2005. The foregoing report was provided by the members of the Board Audit Committee pursuant to Section 3(a)(58) of the Exchange Act for the fiscal year ended September 30, 2005.

                              DIRECTOR NOMINATIONS

The Company does not have a standing nominating committee or a committee performing similar functions. The Board of Directors as a whole participates in the consideration of director nominees. The Board believes that a nominating committee separate from the whole board is not necessary at this time, given the size of the Company and the Board, to ensure that candidates are appropriately evaluated and selected, nor would such a committee significantly add to the effectiveness of the evaluation and nomination process. For these reasons, the Board believes it is not appropriate to have a nominating committee. The Board of Directors does not have a charter relating to the nominating functions performed by its members. The following members of the Board of Directors are independent pursuant to the Nasdaq Marketplace Rules: Jeffrey M. Christian, Ishiung J. Wu and J. Michael Sharratt.

The Board of Directors does not specify formal minimum qualifications that must be met by a nominee for director; however, the Board of Directors believes that specific experience in the minerals industry, relevant technical training and/or work experience, as well as experience managing or directing exploration stage resource companies are qualities and skills that its members should ideally possess.

The Board of Directors does not have a formalized process for identifying and evaluating nominees for director. Members of the Board of Directors generally stand for re-election on an annual basis. From time to time, one or more directors may identify an individual known to such director(s) to possess some or all of the above-referenced qualifications. Any director seeking to nominate such individual for appointment or election to the Board of Directors would then describe the background and qualifications of such individual to the Board of Directors at a duly convened meeting thereof. The Board of Directors would then vote either to appoint or not appoint such person to the Board of Directors or would nominate such individual for election as a director by the stockholders.

To date, no shareholder has presented any candidate for Board membership to the Company. Therefore, at this time, we do not have a formal policy with regard to the consideration of any director candidates recommended by our stockholders. However, the Board believes its process for evaluation of nominees proposed by shareholders would be no different from the process of evaluating any other candidate. Shareholders should send nominations and a short biography of the nominee to Trend Mining Company, Attention: President, 5439 South Prince Street, Littleton, Colorado 80120, addressed to the Board or any member or members of the Board.

The Board of Directors will consider director candidates properly submitted by stockholders in accordance with the procedures set forth in Rule 14a-8, Shareholder Proposals, under the Exchange Act (without giving effect to the ability of the Company to exclude director nominee proposals, as is otherwise provided by Rule 14a-8(i)(8)).

Each nominee for director is standing for re-election.

The Company does not pay a fee to any third party to identify or evaluate or assist the Company in identifying or evaluating potential nominees for director.

              SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

The Board of Directors has not formally adopted a process to provide shareholders with direct communication with the Board of Directors. The Board believes that a formal process for such communication is not necessary at this time, given the size of the Company and the Board. For this reason, the Board believes it is not appropriate to have a formal communication process for shareholders to send communications to the Board. Shareholders wishing to contact the Board of Directors should do so in writing and delivered to Trend Mining Company, Attention: President, 5439 South Prince Street, Littleton, Colorado 80120, addressed to the Board or any member or members of the Board. The Company encourages the members of the Board of Directors to respond to any shareholder communication they may receive.

The Company believes that its directors should make a reasonable effort to attend the Company's annual stockholders meetings, but the Company recognizes that scheduling constraints or other issues often prevent some directors from attending such meetings. Continued lack of attendance at annual meetings without a valid excuse will be considered by the Board of Directors when determining those board members who will be recommended to the Board of Directors for re-election. The Company did not hold an annual meeting in 2005.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires that our directors, executive officers and beneficial owners of more than 10% of our Common Stock file reports of ownership and changes in ownership of securities with the Securities and Exchange Commission ("SEC"). Pursuant to Rule 16a-3(e) of the Exchange Act, our executive officers, directors and greater than 10% shareholders are required to furnish us with copies of all forms they file pursuant to Section 16(a). To the Company's knowledge, based solely on a review of the copies of Forms 3 and 4 furnished to the Company during the 2005 fiscal year and Forms 5 furnished to the Company with respect to fiscal 2005, the Company's officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements except as follows: Mr. Loucks failed to timely file four Form 4s, on February 16, 2005 reporting 1 transaction, on October 20, 2005 reporting 3 transactions, on December 5, 2005 reporting 1 transaction, and on January 11, 2006 reporting 1 transaction, and one Form 3 filed on February 16, 2005 reporting 4 transactions; Mr. Wu failed to timely file two Form 4s on August 29, 2005 reporting 5 transactions and on December 8, 2005 reporting 1 transaction; Mr. Cooper failed to timely file two Form 4s on August 29, 2005 reporting 1 transaction and on December 13, 2005 reporting 2 transactions; Mr. Sharratt failed to timely file two Form 4s on August 29, 2005 reporting 1 transaction and on December 6, 2005 reporting 1 transaction; Mr. Christian failed to timely file two Form 4s on November 18, 2005 reporting 2 transactions and on December 9, 2005 reporting 1 transaction; and Mr. Ryan failed to timely file one Form 4 on January 13, 2006 reporting 2 transactions.

                              DIRECTOR COMPENSATION

For each of fiscal years 2004 and 2005, we granted to each of our current directors 100,000 shares of our Common Stock, 600,000 shares in the aggregate for 2005 and 600,000 shares in the aggregate for 2004, both pursuant to the 2000 Equity Incentive Plan for compensation for their service on the Board.

The 2005 grant was made in November 2005 after the end of the Company's fiscal year and is not reflected in the financial statements of the Company for fiscal year 2005. Additionally, for fiscal 2004, Mr. Ishiung Wu was granted additional options in recognition of his undertaking the role of Chairman of the Board. Mr. Wu received options to purchase 500,000 shares of Common Stock at $0.37 per share, all with a three year term from the date of vesting. The options vest as follows: 250,000 vested immediately upon Mr. Wu becoming Chairman, 50,000 vested on November 28, 2004, 100,000 vest on May 28, 2005 and 100,000 vest on May 28,
2006.

The overall director compensation plan was decided upon after considering other possible compensation proposals, but does not necessarily reflect the compensation which may be awarded in fiscal year 2006. In the future, the Company may award directors for assuming additional responsibilities such as serving on a standing committee. In the future, the Board intends to award compensation to its members by examining comparable compensation at other companies in the same industry and at the same stage of development as our Company, and choosing a level of compensation which is at or near the median level of compensation paid by other companies, taking into account a desire to award compensation which creates incentive for retention and performance of the members.

                               EXECUTIVE OFFICERS

Our executive officers are Thomas A. Loucks, Chief Executive Officer and President, and John Ryan, Chief Financial Officer, Secretary and Treasurer. Biographical information for Mr. Ryan and Mr. Loucks is set forth above. See
Item 1. Mr. Loucks devotes approximately 100% of his time to the affairs of the Company and Mr. Ryan devotes approximately 20% of his time to the affairs of the Company.

                             EXECUTIVE COMPENSATION

The following table shows the total compensation that we paid to our president and chief executive officer for the last three fiscal years. Those positions were occupied by Kurt Hoffman from October 2003 through June 2004 and by Thomas Loucks from June 2004 through September 2005. No officer received more than $100,000 in total compensation during each of fiscal years 2003, 2004 and 2005. Therefore, for purposes of this disclosure, Kurt Hoffman is are our only "named executive officer" in 2003, Mr. Hoffman and Mr. Loucks for 2004, and Mr. Loucks for 2005.

                           Summary Compensation Table

|-----------------------------------------------------------------------------------------------------------------------------|
|                 |          |               ANNUAL                  |                 LONG TERM COMPENSATION                 |
|                 |          |---------------------------------------|--------------------------------------------------------|
|                 |          |             |         |               |          AWARDS                |  PAYOUTS |            |
|                 |          |             |         |               |--------------------------------|----------|            |
|                 |          |             |         |               |               |                |          |            |
|    NAME         |          |             |         |               |               |  SECURITIES    |          |            |
|     AND         |          |  ANNUAL     |         | OTHER ANNUAL  | RESTRICTED    |  UNDERLYING    |  LTIP    | ALL OTHER  |
|  PRINCIPAL      |          |  SALARY     | BONUS   | COMPENSATION  |STOCK AWARDS   | OPTIONS /SARS  | PAYOUTS  |COMPENSATION|
|  POSITION       |   YEAR   |   ($)       |  ($)    |      $)       |    ($)        |      ($)       |   ($)    |     ($)    |
|     (A)         |    (B)   |   (C)       |  (D)    |     (E)       |    (F)        |      (G)       |   (H)    |     (I)    |
|-----------------|----------|-------------|---------|---------------|---------------|----------------|----------|------------|
|Thomas Loucks,   |   2005   |   $92,000   |     --  |           --  |          --   |       $81,940  |      --  |     $23,000|
|President, CEO(1)|   2004   |   $26,000   |     --  |           --  |          --   |       $47,500  |      --  |            |
|                 |          |             |         |               |               |                |          |            |
|-----------------|----------|-------------|---------|---------------|---------------|----------------|----------|------------|
|Kurt J.          |   2004   |   $36,000   |     --  |           --  |          --   |            --  |      --  |          --|
|Hoffman          |   2003   |   $60,066(2)|     --  |           --  |      $5,700(3)|            --  |      --  |          --|
|President,       |          |             |         |               |               |                |          |            |
|CEO(2)           |          |             |         |               |               |                |          |            |


      (1) Mr. Loucks became President and Chief Executive Officer of the Company in June 2004 replacing Mr. Hoffman.

      (2) Mr. Hoffman served as President and Chief Executive Officer from June 1998 through June 2004. In 2004, Mr. Hoffman received cash compensation of $6,000 and restricted shares valued at $30,000 in lieu of salary. In 2003, Mr. Hoffman received 600,656 restricted shares of our Common Stock, valued at $0.10 per share, in lieu of $60,066 of salary. The fair market value of such shares on September 30, 2003, the date of grant, was $90,098.

      (3) Reflects the value of the use of a Company automobile calculated at $.38 per mile and 15,000 miles per year.

Option/SAR Grants
-----------------

In 2000, the Company adopted its 2000 Stock Option and Stock Award Plan, under which up to 5,000,000 shares of our Common Stock could be awarded as share awards or options based upon the merit of work performed, as a retention tool. As of September 30, 2005, 3,400,000 shares or options have been awarded under this plan, 3,400,000 of which were outstanding at September 30, 2005.

During the fiscal year ended September 30, 2005, Mr. Loucks received options to purchase 750,000 shares of Common Stock at $0.30 per share, all with a three year term from the date of vesting. The option vest as follows: 400,000 vested on July 11, 2005, 200,000 vest on July 11, 2006 and 150,000 vest on July 11,
2007.

                      Option/SAR Grants in Fiscal Year 2005

-------------------------------------------------------------------------------------------------------
                      NUMBER OF        PERCENT OF TOTAL
                      SECURITIES         OPTIONS/SARS
                      UNDERLYING          GRANTED TO
                     OPTIONS/SARS        EMPLOYEES IN      EXERCISE PRICE OF
                       GRANTED           FISCAL YEAR          BASE PRICE
NAME                      (#)               2005                ($/SH)              EXPIRATION DATE
(A)                       (B)               (C)                 (D)                      (E)
-------------------------------------------------------------------------------------------------------

Thomas Loucks            750,000             75%                $0.30             400,000 on 7/11/2008
(President and CEO)                                                               200,000 on 7/11/2009
                                                                                  150,000 on 7/11/2010
-------------------------------------------------------------------------------------------------------

               Aggregated Option Exercises in Last Fiscal Year and
                        Fiscal Year-End Option/SAR Values

The following table contains information concerning the number of shares acquired and value realized from the exercise of options by the named executive officer during fiscal 2005 and the number of unexercised options held by the named executive officer at September 30, 2005.

--------------------------------------------------------------------------------------------------------------
                 |   SHARES    |   VALUE   |        NUMBER OF SHARES OF       |      VALUE OF UNEXERCISED
                 |  ACQUIRED   |           |      COMMON STOCK UNDERLYING     |
                 |     ON      |  REALIZED |        UNEXERCISED OPTIONS       |  IN-THE-MONEY OPTIONS AT YEAR
         NAME    |  EXERCISE   |     $     |            AT YEAR END           |              END
         (A)     |     (B)     |    (C)    |       (SEPTEMBER 30, 2005)       |   (SEPTEMBER 30 2005)(1) ($)
                 |             |           |  --------------------------------|--------------|----------------
                 |             |           |   EXERCISABLE  |  UNEXERCISABLE  | EXERCISABLE  |  UNEXERCISABLE
-----------------|-------------|-----------|----------------|-----------------|--------------|----------------
Thomas Loucks    |     --      |     --    |     800,000    |     450,000     |      --      |        --
(CEO)            |             |           |                |                 |              |
--------------------------------------------------------------------------------------------------------------

(1) Options are "in-the-money" if the market price of a share of Common Stock exceeds the exercise price of the option.

Long-Term Incentive Plan
------------------------

Trend has no retirement, pension or profit sharing program for the benefit of its directors, officers or other employees, but the Board of Directors may recommend one or more such programs for adoption in the future.

Employment Contracts and Arrangements
-------------------------------------

Pursuant to an amended employment agreement, the Company pays Mr. Ryan $4,000 per month in July of 2005, for serving as the Company's Chief Financial Officer and Secretary. If the Company is unable to pay Mr. Ryan's salary in cash, then Mr. Ryan has the option to receive $4,000 worth of the Company's Common Stock at the prevailing rate of which shares are or were most recently sold by the Company.

On November 1, 2005 Trend and Thomas Loucks entered into an employment agreement whereby Mr. Loucks receives an annual salary of $120,000, certain fringe benefits and may participate in employee benefit plans as compensation for serving as the Company's President and Chief Executive Officer for a one year term commencing November 1, 2005, with such term to be automatically extended for additional and successive one (1) year periods, unless earlier terminated or extended. Under the employment agreement, in the event Mr. Loucks' employment with the Company is terminated due to death or disability, Mr. Loucks or his heirs, executor or administrator, as applicable, will be entitled to receive Mr. Loucks' salary for approximately one year after such termination occurs. Moreover, if Mr. Loucks is dismissed by the Company without "Cause" (meaning if Mr. Loucks (1) acted with willful malfeasance, (2) failed to act due to materal and willful nonfeasance, or (3) is convicted of a felony involving moral turpitude that resulted in a material adverse effect on the Company; provided, however, that Mr. Loucks' act or omission was not in good faith and in the best interest of the Company) or Mr. Loucks resigns voluntarily for "Good Reason" (meaning, (1) without Mr. Loucks' specific written consent (A)(i) the assignment of any duties and responsibilities, or any limitation of Mr. Loucks' duties and responsibilities and status as an officer immediately prior to a "Change in Control Event," defined below, or (ii) any removal of Mr. Loucks from, or any failure to re-elect Mr. Loucks to, his positions in the Company immediately prior to the Change in Control Event; except if the Company terminates Mr. Loucks for Cause, or due to death or disability, and (B) the continuance thereof for a period of not less than 20 days after Mr. Loucks provides the Company with a written complaint; (2) the Company's failure to pay, or any reduction of, Mr. Louck's salary as stipulated; (3) the Company's failure to provide Mr. Loucks with (A) the opportunity to participate, on terms no less favorable than those in effect immediately prior to a Change in Control Event, in any benefit plan or program or equivalent that Mr. Loucks participated in immediately prior to the Change of Control Event, or (B) any other fringe benefits or equivalent available to the Company's other salaried employees; (4) Mr. Loucks' relocation, without his written consent, to a place more than 25 miles from Littleton Colorado; (5) if "Continuing Directors," as defined below, no longer constitute at least a majority of the Board of Directors; (6) if the Company fails to obtain the specific assumption of this employment agreement by a successor or assign of the Company, or by any person acquiring substantially all of the Company's assets; or (7) if the Company materially breaches any provision of this employment agreement), the Company shall continue to pay Mr. Loucks' salary and provide the employee benefits Mr. Loucks received immediately prior to the termination, for one year from the date of the termination. (For purposes of this paragraph, "Change of Control Event" means a change in ownership or control of the Company by any of the following: (i) the acquisition, directly or indirectly by any person or related group of persons, of beneficial ownership of securities possessing more than thirty percent (30%) of the total combined voting power of the Company's outstanding securities; (ii) a change in the composition of the Board of Directors over a period of eighteen (18) consecutive months or less such that fifty percent (50%) or more of the Board members cease to be directors who either (A) have been directors during such period continuously since the beginning of such period, or (B) have been unanimously elected or nominated by the Board for elections as directors during such period;
(iii) a stockholder-approved merger or consolidation to which the Company is a party and where (A) the Company is not the surviving entity, or (B) more than thirty percent (30%) of the combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transactions; or (iv) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company; and "Continuing Director" means any person who is either (1) a director as of January 2005, or
(2) was designated before such person's initial election as a director, as a Continuing Director by a majority of the Continuing Directors.)

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of February 28, 2006, certain information regarding the ownership of our voting securities by each stockholder known to our management to be: (i) the beneficial owner of more than 5% of our outstanding Common Stock, (ii) our directors, (iii) our current executive officer named in the Summary Compensation Table, and (iv) all executive officers and directors as a group. We believe that, except as otherwise indicated, the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares.

                                                                               PERCENT OF
              NAME AND ADDRESS OF                AMOUNT AND NATURE OF      OUTSTANDING SHARES
              BENEFICIAL OWNER (1)               BENEFICIAL OWNERSHIP       OF COMMON STOCK
    -----------------------------------------    --------------------     -------------------
    Thomas Loucks (2)........................           1,110,000                   2.69%

    Jeffrey M. Christian (3).................             425,630                   1.05%

    John P. Ryan (4).........................           1,601,518                   3.94%

    J. Michael Sharratt (5)..................             562,500                   1.38%

    Ishiung J. Wu (6)........................             621,000                   1.52%

    All executive officers and directors
    as a group (5 persons) (7) ..............           4,320,648                  10.59%

    5% Stockholders:

    Thomas Kaplan (8)........................          14,567,854                  30.26%
    154 West 18th Street
    New York, New York

    Howard Schraub...........................           4,659,341                  11.26%
    c/o G. Howard Associates
    525 East 72nd Street
    New York, NY 10021

---------------
*  Less than 1%.

1. The address of each person, unless otherwise noted, is c/o Trend Mining Company, 5439 South Prince Street, Littleton Colorado 80120.

2. Includes 800,000 shares of Common Stock issuable upon exercise of currently exercisable options.

3. Mr. Christian directly owns 307,000 shares and has voting and dispositive control with respect to 118,630 shares owned by CPM Group of which he is the majority stockholder.

4. These shares include 40,000 shares owned by Nancy Martin, Mr. Ryan's spouse, 4,000 shares owned by Andover Capital of which Mr. Ryan is a 50% shareholder and his spouse is a 50% shareholder, 20,000 shares owned by Dotson of which Mr. Ryan is a major owner and 250,000 shares issuable upon exercise of currently exercisable options.

5. These shares include 200,000 shares issuable upon exercise of currently exercisable options.

6. Includes 400,000 shares of Common Stock issuable upon exercise of currently exercisable options.

7. These shares include 1,400,000 shares issuable pursuant to currently exercisable options, 40,000 shares owned by Nancy Martin, Mr. Ryan's spouse, 2,500 shares owned by Andover Capital of which Mr. Ryan is a 50% shareholder and his spouse is a 50% shareholder, 20,000 shares owned by Dotson of which Mr. Ryan is a major owner and 118,630 shares owned by CPM Group.

8. This information is based solely on a Schedule 13D/A filed with the SEC on February 13, 2004. The amount reflects shares, shares issuable upon exercise of warrants and shares issuable upon exercise of options held by Mr. Kaplan, Tigris Financial Group, Ltd. ("Tigris"), Electrum LLC ("Electrum"), and LCM Holdings, LDC ("LCM"). Mr. Kaplan has sole voting and dispositive control with respect to 1,000,000 shares owned by Tigris of which he is the sole stockholder. Pursuant to a voting trust agreement with Electrum, dated March 31, 2000 and amended on March 30, 2001, Mr. Kaplan also has sole voting and dispositive control with respect to 12,219,751 shares owned by Electrum consisting of (1) 4,307,488 shares of Common Stock held outright; (2) 6,279,761 shares underlying Common Stock purchase warrants which are exercisable at an exercise price of $0.40 per share, (3) 670,000 shares underlying Common Stock purchase warrants which are exercisable at an exercise price of $1.50 per share, and (4) 481,251 shares of Common Stock and 481,251 shares underlying warrants which are exercisable at an exercise price of $1.50 per share, which shares and warrants are issuable to Electrum upon conversion of convertible debt held by Electrum. This agreement with Electrum shall terminate by March 2010 unless earlier terminated pursuant to the terms of the agreement. Pursuant to a voting trust agreement with LCM, dated August 27, 2003, Mr. Kaplan also has sole voting and dispositive control with respect to 1,348,103 shares held by LCM consisting of (1) 900,174 shares of Common Stock held outright; (2) 113,413 shares of Common Stock underlying Common Stock purchase warrants which are exercisable at an exercise price of $1.50 per share; and (3) 167,258 shares of Common Stock and an additional 167,258 shares of Common Stock underlying Common Stock purchase warrants which are exercisable at an exercise price of $1.50 per share, which shares and warrants are issuable to LCM upon conversion of convertible debt held by LCM. This agreement with LCM shall terminate by August 27, 2013 unless earlier terminated pursuant to the terms of the agreement.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Conflicts of Interest
---------------------

Mr. Ryan is an officer and director of High Plains Uranium, Inc. which operates only in the United States while the Company explores for uranium only in Canada. Thus, due to the separate locations in which these operate, there is no conflict of interest between Mr. Ryan's activities in the Company and in High Plains Uranium, Inc. Mr. Ryan is also an officer and/or director of other companies which are exploration stage mineral companies. However, none of these other companies are focused on exploration for palladium and platinum, and therefore, the potential for conflicts of interest are believed to be minimal.

The officers, employees, and the outside directors of the Company are periodically reminded to comply with the policy discussed by the Board of Directors on February 23, 2001 providing that the officers and employees of the Company disclose all metal related activities, and that the outside directors of the Company only need to disclose to the Board those activities which relate to other platinum group metal related opportunities.

With regard to the Lake Owen mineral property, General Minerals Corporation has an ongoing interest in this property and its royalty rights. Effective January 31, 2002, Dr. Wu resigned from General Minerals Corp. as a director and as vice president of exploration. Therefore, there is no conflict of interest between the Company, Dr. Wu and General Minerals Corp.

Mr. Christian works as a consultant and advisor, through CPM Group, a commodities research group, with most major companies involved in platinum group metals. Its clients include most major producers and refiners of these metals, including companies that may have an interest in joint venture arrangements with Trend. CPM Group also advises several other platinum group metal exploration companies that compete with Trend. It hosts an annual seminar that attracts companies such as Trend, and Trend has made presentations to investors and others at these seminars along with companies that compete with Trend. CPM Group's clients also include major users of platinum group metals. The Board believes that the benefits derived by the Company from Mr. Christian's active involvement in the industry are substantial and outweigh any risks of possible conflicts of interest, and further, such conflicts are also believed to be both minimal and manageable through timely and adequate disclosure.

Loans by Related Parties
------------------------

During 2002, Thomas Kaplan's affiliates, Electrum and LCM loaned the Company an aggregate $902,858. In connection with these loans the Company issued warrants and debt convertible into shares of Common Stock and warrants. On February 12, 2004 the parties, pursuant to a settlement agreement, amended the terms of the loans resulting in the repayment of $68,435.36 to Electrum and $23,784.67 to LCM Holdings and also altering the terms of the conversion of such loans. Pursuant to the February 12th agreement all of the debt now converts at the price of $1.25 into a unit consisting of one share and one warrant exercisable at $1.50 for a period of five years from the date of conversion. Further, the parties agreed to cancel all of the existing outstanding LCM and Electrum warrants and to reissue new warrants in accordance with the following table:

                      Warrant Schedule for Electrum and LCM
                      -------------------------------------

----------------------------------------------------------------------------------------------------------------------
                            NUMBER OF         PREVIOUS        NEW EXPIRATION      PREVIOUS PRICE        NEW PRICE
ISSUED TO                    SHARES       EXPIRATION DATE          DATE             PER SHARE           PER SHARE
----------------------------------------------------------------------------------------------------------------------
Electrum                      520,000         09/30/07           09/30/06             $1.00               $1.50
----------------------------------------------------------------------------------------------------------------------
Electrum                      150,000         01/30/07           01/30/07             $1.00               $1.50
----------------------------------------------------------------------------------------------------------------------
LCM Holdings LDC              119,445         01/09/05           01/09/04             $1.00               $1.50
----------------------------------------------------------------------------------------------------------------------
LCM Holdings LDC              113,413         06/27/07           06/27/07             $1.00               $1.50
----------------------------------------------------------------------------------------------------------------------

During July and August 2005, the Company received short-term advances from Thomas Loucks ($600,000) and Ishiung Wu ($60,000) an officer and director of the Company, for continued operations and to accommodate the due diligence and payment of additional extension payments concerning the Andacollo mine. In June, the Board of Directors agreed to issue to these officers and directors, one share of Common Stock for every ten dollars loaned.

                         INDEPENDENT PUBLIC ACCOUNTANTS

Williams & Webster has audited and reported upon the financial statements of the Company for the fiscal year ended September 30, 2005. Representatives of Williams & Webster are not expected to be present at the Annual Meeting and thus will not be available to respond to appropriate questions nor will Williams & Webster have an opportunity to make a statement if they desire to do so.

No independent public accountant has been selected to audit the Company's financial statements for the current fiscal year.

For the fiscal years ended September 30, 2005 and 2004, Williams & Webster has billed the Company the following fees:

                                   AUDIT FEES

The aggregate fees billed by Williams & Webster for professional services for the audit of the annual financial statements of the Company and the reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB for the fiscal years 2005 and 2004 were $34,056 and $42,300, respectively, net of expenses.

                               AUDIT-RELATED FEES

There were no fees billed in each of the last two fiscal years for assurance and related services by Williams & Webster that are reasonably related to the performance of the audit or review of the Company's financial statements and not reported under "Audit Fees" above.

                                    TAX FEES

The aggregate fees billed by Williams & Webster for professional services rendered for tax compliance purposes for the fiscal years 2005 and 2004 were $0 and $4,948, respectively.

                                 ALL OTHER FEES

There were no fees billed by Williams & Webster P.S. for other services during the fiscal years 2005 and 2004.

                                           FISCAL 2005      FISCAL 2004
                                           -----------      -----------
         Audit fees                         $   34,056      $    42,300
         Consulting fees                    $        0      $         0
         Tax fees                           $        0      $     4,948
         Other fees                         $        0      $         0
         Total fees                         $   34,056      $    47,248

Before the independent public accounting firm is engaged by the Company, the Company's Board and audit committee reviews and approves any audit and permissible non-audit services to be performed and the fees charged to be charged by the independent public accountants for such services. In its review of non-audit service fees and its appointment of the independent public accountants, the Company considers whether the provision of such services is compatible with maintaining the independence of Williams & Webster. All (100%) of the services provided and fees charged by Williams & Webster P.S. in 2005 were pre-approved by the audit committee.

--------------------------------------------------------------------------------
                                     ITEM 2

                 AMENDMENT TO INCREASE NUMBER OF SHARES RESERVED
                 UNDER THE COMPANY'S 2000 EQUITY INCENTIVE PLAN
              AND TO COMPLY WITH INTERNAL REVENUE CODE SECTION 409A
--------------------------------------------------------------------------------


The Shareholders are being asked to ratify the amendment to the 2000 Equity Incentive Plan (the "Amendment") adopted by the Board of Directors of the Company on March 10, 2006. The Amendment, as adopted by the Board of Directors, amends the Plan to comply with Section 409A of the Internal Revenue Code and the regulations thereunder (the "Code") and increases the maximum number of shares of Common Stock reserved under the 2000 Equity Incentive Plan from 5,000,000 to 8,000,000 shares. As of February 28, 2006, an aggregate 4,000,000 options and shares of restricted stock have been issued under the Plan.

                                  REQUIRED VOTE

The affirmative vote of holders of a majority of the Common Stock present in person or represented by proxy properly cast at the Annual Meeting is required to approve the Amendment to the Plan to increase the number of shares of Common Stock reserved under the 2000 Equity Incentive Plan and to comply the Section 409A of the Code.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE 2000 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED UNDER THE 2000 EQUITY INCENTIVE PLAN AND TO COMPLY WITH SECTION 409A OF THE CODE.

Your proxy holder will vote your shares for the Amendment to increase the number of shares of Common Stock reserved under the 2000 Equity Incentive Plan and comply with Section 409A of the Code, unless you have designated otherwise.

The following summary of the Plan, as amended, does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Plan, set forth as Exhibit A, and the Amendment thereto, set forth in Exhibit B, both exhibits are attached hereto and made a part hereof.

                                     GENERAL

The Plan provides for the grant of incentive stock options, nonstatutory stock options, stock bonuses and restricted stock awards, all of which are collectively referred to in this summary as Equity Awards. Incentive stock options granted under the Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" section for a discussion of the tax treatment of the equity awards.

The purpose of the Plan is to promote Trend's interests by aligning the interests of selected eligible persons under the Plan with the interests of our shareholders. Through the Plan, we also seek to attract and retain the services of directors, officers, other employees and consultants and to provide them with incentives to contribute maximum efforts for our success.

5,000,000 shares of our Common Stock was initially reserved for issuance under the 2000 Equity Incentive Plan, of which 4,000,000 options and shares of restricted stock have been issued to date. Based on the average of the high and low prices of our Common Stock on February 28, 2006, the market value of the 8,000,000 shares of Common Stock available under the Plan is $1,440,000.

                                 ADMINISTRATION

The Board of Directors will continue to administer the Plan unless and until it delegates some or all of the administration duties to a committee of the Board. The Board of Directors, or a committee if so delegated, will have the following powers:

      - to determine the persons to whom and the dates on which equity awards will be granted,
      - to determine how and when each equity award shall be granted, including the type of equity award and the number of shares with respect to which an equity award shall be granted,
      - to construe and interpret the Plan and the equity awards granted under it,
      - to establish, amend and revoke rules and regulations for the administration of the Plan and equity awards, and
      -     to take all actions authorized by the terms of the Plan.

None of the awards issuable under the Plan are intended to be deferred compensation pursuant to Section 409A of the Code. The Plan's provisions shall be administered and construed by the Board in a manner to fulfill such intent.

                                   ELIGIBILITY

Incentive stock options may be granted under the Plan only to Trend employees (including officers). Employees (including officers), directors and consultants are eligible to receive equity awards other than incentive stock options under the Plan. We estimate that approximately two employees (including officers) and five directors are currently eligible to participate in the Plan.

No incentive stock option may be granted under the Plan to any person who, at the time of the grant, owns (or is deemed to own) stock representing more than 10% of the total combined voting power of Trend or any of our affiliates, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. The aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all such Trend and affiliate plans) may not exceed $100,000.

                             TERMS OF EQUITY AWARDS

The following is a description of the permissible terms of equity awards under the Plan. Individual equity award grants may be more restrictive as to any or all of the permissible terms described below.

EXERCISE PRICE. The exercise price of incentive and nonstatutory stock options under the Plan may not be less than the fair market value of the Common Stock on the date of the option grant, and in some cases (see "Eligibility") may not be less than 110% of such fair market value. The exercise price must be paid in cash at the time the option is exercised or, at the discretion of the Board of Directors or committee administering the Plan, by delivery of other Trend equity securities, by a deferred payment or other arrangement, or any other form of legal consideration.

VESTING. Options may vest, or become exercisable, in periodic installments as determined by the Board of Directors. Any option may be subject to other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board of Directors may deem appropriate. Shares of restricted stock awarded under the Plan may, but need not, be subject to a repurchase option or right of first refusal in our favor.

TERM. The maximum term of options under the Plan is ten years from the date of grant and in some cases (see "Eligibility" above) may not be more than five years from the date of grant. Options terminate ninety days after termination of the optionee's employment or relationship as a consultant or director of Trend or any of our affiliates. If, however, termination is due to the optionee's death, the option may be exercised at any time within the earlier of 12 months of his or her death and the expiration of the term of the option. If termination is the result of a disability, the option may be exercised at any time within the earlier of six months from the date of termination due to disability and the expiration of the term of the option. Individual options by their terms may provide for exercise within a shorter or longer period of time following termination of service, employment or the consulting relationship.

TERMINATION. If equity awards expire or otherwise terminate in whole or in part without being exercised, the Common Stock not acquired under the equity award will again become available for issuance under the Plan.

RESTRICTIONS ON TRANSFER. Incentive stock options and rights under a restricted stock award may not be transferred to any person, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, until any restrictions on transfer set forth in the equity award agreement lapse. During the lifetime of the optionee, incentive stock options may be exercised only by the optionee.

                       DURATION, AMENDMENT AND TERMINATION

Unless sooner terminated, the Plan will terminate on January 4, 2011. The Board may at any earlier time terminate, and from time-to-time may amend or modify, the Plan; provided, however, no amendment or modification may become effective without approval of the amendment or modification by the stockholders, if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if Trend, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable. No plan amendment may adversely affect any outstanding equity award without the holder's written consent.


                         FEDERAL INCOME TAX INFORMATION

                            INCENTIVE STOCK OPTIONS.

Incentive stock options under the Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code. There generally are no federal income tax consequences to the optionee or Trend by reason of the grant or exercise of an incentive stock option. The exercise of an incentive stock option, however, may create or increase the optionee's alternative minimum tax liability, if any.

If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss recognized on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock for a gain before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the disposition. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term generally depending on whether the stock was held for more than one year at the time of the disqualifying disposition. Long-term capital gains currently are generally subject to lower tax rates than ordinary income. The maximum long-term capital gains rate for federal income tax purposes is currently 15% while the maximum ordinary income tax rate is currently 35%. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, Trend will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of certain tax reporting obligations) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

                           NONSTATUTORY STOCK OPTIONS.

There are no tax consequences to the optionee or Trend by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee generally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, Trend is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Trend will generally be entitled to a deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling amount realized upon the disposition and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. The gain or loss will be long-term or short-term depending on whether the stock was held for more than one year at the time of disposition. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Securities Exchange Act.

                                RESTRICTED STOCK.

In general, a participant will not recognize taxable income upon the receipt of restricted stock, if the stock is subject to restrictions which constitute a "substantial risk of forfeiture" within the meaning of Section 83 of the Code (including, for this purpose, any restriction under Section 16(b) of the Securities Exchange Act). Rather, the participant will recognize ordinary income at the time the restrictions no longer apply, in an amount equal to the fair market value of the stock at that time over the amount, if any, paid for the stock. However, a participant may elect to be taxed currently upon receipt of the stock (without regard to such restrictions) by making an election under
Section 83(b) of the Code within 30 days of the participant's receipt of the restricted stock. In this event, the participant will recognize ordinary income at the time of the receipt of the stock in an amount equal to the excess, if any, of the fair market value of the stock at that time over the amount, if any, paid for the stock. If the shares are later forfeited, the participant will not be entitled to any loss (except for any amount actually paid for the stock). Following the filing of a timely election under Section 83(b) of the Code or the time at which the restricted stock has been taken into income due to the restrictions no longer applying, any future appreciation in the stock realized upon the sale or exchange of the stock will be treated as capital gain, which will be long-term or short-term generally depending on whether the stock was held for more than one year at the time of the sale or exchange. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of certain tax reporting obligations, the amount of compensation income recognized by a participant with respect to restricted stock generally is deductible by Trend. Any dividends paid to the participant on restricted stock before the stock is taken into income are ordinary compensation income to a participant and generally are deductible by Trend.

                   POTENTIAL LIMITATION ON COMPANY DEDUCTIONS.

As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees ("covered employees") in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to options, when combined with all other types of compensation received by a covered employee from Trend, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with regulations issued under Section 162(m) of the Code,
compensation   attributable   to  options  will  qualify  as   performance-based
compensation, provided that (i) the option is granted by a compensation committee comprised solely of "outside directors," (ii) the Plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, and the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant, and (iii) under the terms of the Plan or the employee's award agreement, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant or award.


               OPTIONS ISSUED UNDER THE 2000 EQUITY INCENTIVE PLAN

The following table provides a summary, as of September 30, 2005, of Trend's shareholder-approved, 2000 Equity Incentive Plan. (4)

--------------------------------------------------------------------------------------------------------------------
                                                                                             Number of securities
                                                                                            remaining available for
                                Number of securities to be    Weighted-average exercise      future issuance under
                                  issued upon exercise of       price of outstanding       equity compensation plans
                                   outstanding options,         options, warrants and        (excluding securities
                                    warrants and rights                rights              reflected in column (a))
--------------------------------------------------------------------------------------------------------------------
                                            (a)                          (b)                          (c)
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans               3,400,000(2)(3)              $  0.37                    1,600,000(1)
approved by security holders

--------------------------------------------------------------------------------------------------------------------
Equity compensation plans not                   0                        N/A                            0
approved by security holders
--------------------------------------------------------------------------------------------------------------------
Total                                   3,400,000                                               1,600,000
--------------------------------------------------------------------------------------------------------------------

(1) Trend's 2000 Equity Incentive Plan was adopted by Trend's shareholders at Trend's annual meeting of shareholders held on February 23, 2001. 5,000,000 shares are authorized for issuance pursuant to equity awards under Trend's 2000 Equity Incentive Plan. Under Trend's 2000 Equity Incentive Plan, the Company grants restricted stock and options to Trend's officers (and may grant them to employees and consultants in the future), subject to vesting requirements. In addition, under this plan, Trend's directors receive grants of options and Common Stock as part of their annual compensation for serving as Trend's directors.

(2) In the fiscal year ended September 30, 2004, Trend issued as compensation options to purchase 500,000 shares of Common Stock to Thomas Loucks, and 500,000 options to Ishiung Wu, and 200,000 options to Michael Sharratt. Thomas Loucks and Ishiung Wu's options vested as follows: 250,000 each vested immediately, 50,000 each vested on December 27, 2004, 100,000 each vested on May 28, 2005 and 100,000 each will vest on May 28, 2006. Michael Sharratt's options vested immediately.

(3) In the fiscal year ended September 30, 2005, Trend issued as compensation options to purchase 750,000 shares of Common Stock to Thomas Loucks, and options to purchase 250,000 shares of commons stock to John Ryan Thomas Loucks' options vested as the follows: 400,000 vested on July 11, 2005, 200,000 will vest on July 11, 2006 and 150,000 will vest on July 11, 2007. John Ryan's options vested immediately. Trend also issued 600,000 shares of Common Stock to its board of directors as compensation for fiscal 2005, which is not included in columns a and b.

(4) This table does not include warrants to purchase 14,738,178 shares of Common Stock at an average exercise price of $0.49 which are issued and outstanding. The table also does not include warrants and Common Stock issuable in connection with certain loans from shareholders to the Company. From 2000 to the end of the reporting period, Trend has incurred net convertible debt aggregating $2,832,857 (the "Shareholder Debt") pursuant to loan agreements with certain of Trend's shareholders. The terms of these loans vary as follows: (A) on $130,000 of the debt, each $0.50 of the Shareholder Debt is convertible into units comprised of one share of Trend's Common Stock and one warrant to purchase a share of Trend's Common Stock at $1.00; (B) on $902,857 of the debt, each $1.25 of the Shareholder Debt is convertible into units comprised of one share of Trend's Common Stock and one warrant to purchase a share of Trend's Common Stock at $1.50. If all Shareholder Debt were converted to units per these terms, 982,286 additional shares of Common Stock and 722,286 additional warrants exercisable at $1.50, and 260,000 additional warrants exercisable at $1.00 would be issued; and (C) on $1,800,000 of the debt, each $0.30 of the Shareholder Debt is convertible into units of one share of Common Stock, 40 Class A Warrants for every 100 shares the $1,800,000 of the Shareholder Debt is convertible into with each having a right to purchase one share of Trend's Common Stock at $0.50 and 50 Class B Warrants for every 100 shares the $1,800,000 of the Shareholder Debt is convertible into having a right to purchase one share of Trend's Common Stock at $0.25.

The following table states the amount of options and restricted stock held as of February 28, 2006, by: (1) the President Chief Executive Officer, (2) the Chief Financial Officer and Secretary, (3) each director who is not an officer, (4) all current executive officers as a group, and (5) all current directors who are not executive officers as a group.

---------------------------------------------------- ------------------------------------------------
NAME AND TITLE                                       NUMBER OF OPTIONS, WARRANTS, RIGHTS OR SHARES OF
                                                     RESTRICTED STOCK ISSUED UNDER THE 2000 EQUITY
                                                     INCENTIVE PLAN
---------------------------------------------------- ------------------------------------------------
Thomas A. Loucks,                                      1,100,000 (1)
President and Chief Executive Officer

---------------------------------------------------- ------------------------------------------------
John P. Ryan,                                            550,000 (2)
Chief Financial Officer and Secretary

---------------------------------------------------- ------------------------------------------------
Jeffrey Christian,                                       300,000 (3)
Director

---------------------------------------------------- ------------------------------------------------
J. Michael Sharratt,                                     300,000 (4)
Director

---------------------------------------------------- ------------------------------------------------
Ishiung J. Wu, Director                                  700,000 (5)

---------------------------------------------------- ------------------------------------------------
All Current Executive Officers                         1,650,000

---------------------------------------------------- ------------------------------------------------
All Current Directors Who Are Not Executive Officers   1,400,000

---------------------------------------------------- ------------------------------------------------

(1) Includes 100,000 shares of restricted stock and 1,000,000 options vesting as indicated above.
(2) Includes 300,000 shares of restricted stock and 250,000 options vested as indicated above.
(3)   Comprised of 300,000 shares of restricted stock.
(4)   Comprised of 300,000 shares of restricted stock.
(5) Includes 200,000 shares of restricted stock and 500,000 options vesting as indicated above.

Because the awards under the Plan are discretionary, we are unable to calculate the amount of any awards that may be granted pursuant to the Plan for the fiscal year ending September 30, 2006 or any subsequent fiscal years. Because none of the awards constitutes a public offering, the Company relies on the exemption found in Section 4(2) of the Securities Act, as amended, for all awards made under the Plan.

                                  OTHER MATTERS

The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the notice of Annual Meeting and described in the proxy statement. If any other matters properly come before the Annual Meeting, the persons designated as agents in the enclosed proxy will vote on such matters in accordance with their best judgment.

An annual report to stockholders for the year ended September 30, 2005 is being furnished herewith to each stockholder as of the record date. THE ANNUAL REPORT ON FORM 10-KSB OF TREND MINING COMPANY, AS AMENDED, FILED WITH THE SEC (WITHOUT EXHIBITS) MAY BE OBTAINED AT NO CHARGE BY ANY SHAREHOLDER ENTITLED TO VOTE AT THE MEETING WHO WRITES TO: SECRETARY, TREND MINING COMPANY, 5439 SOUTH PRINCE STREET, LITTLETON, COLORADO 80120. EXHIBITS TO THE FORM 10-KSB ARE ALSO AVAILABLE AT A COST OF TWENTY-FIVE CENTS PER PAGE.

                              SHAREHOLDER PROPOSALS

The rules of the SEC permit shareholders to present proposals for inclusion in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by Company action in accordance with the proxy rules. Our Annual Meeting of Shareholders following the end of fiscal 2006 is expected to be held on or about April 20, 2007, and proxy materials in connection with that meeting are expected to be mailed on or about March 21, 2007. We must receive shareholder proposals prepared in accordance with the proxy rules on or before December 21, 2006. Notice of a shareholder proposal not submitted by April 6, 2007 shall be considered untimely.

                                                                       EXHIBIT A

                              TREND MINING COMPANY
                           2000 EQUITY INCENTIVE PLAN

                                    ARTICLE I

                             ESTABLISHMENT AND TERM

      SECTION 1.01 ESTABLISHMENT; DEFINITIONS. This Plan was adopted by the Board on January 5, 2001, subject to the approval by the stockholders of the Company, to become effective on January 5, 2001. All capitalized terms used in this Plan are defined in Appendix A attached to the Plan.

      SECTION 1.02 TERM. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on January 4, 2011, which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Equity Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Rights and obligations under any Equity Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Equity Award was granted.

                                   ARTICLE II

                              STRUCTURE AND PURPOSE

      SECTION 2.01 STRUCTURE OF PLAN. The Equity Awards issued under the Plan shall be either, in the discretion of the Board, (a) Options granted pursuant to
Article VI of the Plan, including Incentive Stock Options and Non-statutory Stock Options, or (b) Stock bonuses or restricted Stock awards granted pursuant to Article VII of the Plan. All Options shall be designated as Incentive Stock Options or Non-statutory Stock Options at the time of grant.

      SECTION 2.02 PURPOSE. The purpose of the Plan is to promote the interests of the Company by aligning the interests of selected eligible persons under the Plan with the interests of the stockholders of the Company and by providing to such persons an opportunity to obtain the benefits from ownership of the Company's Stock through the granting to such persons of Equity Awards. The Company, through the use of the Plan, seeks to attract and retain the services of Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

                                   ARTICLE III

                                 ADMINISTRATION

      SECTION 3.01 BOARD; DELEGATION TO COMMITTEE. The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee. The Board may delegate administration of the Plan to a Committee composed of one or more members of the Board. In the discretion of the Board, the Committee may consist solely of Outside Directors. If administration is delegated to a Committee, the Committee shall have, in administering the Plan, all of the powers that were possessed by the Board prior to such delegation, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. If administration is delegated to a Committee, all references in this Plan to the Board shall thereafter be to the Committee. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

      SECTION 3.02 ADMINISTRATION. The Board shall have the power, consistent with the express provisions of the Plan:

      (a) To determine from time to time which of the eligible persons under the Plan shall be granted Equity Awards;

      (b) To determine whether an Equity Award shall be an Incentive Stock Option, a Non-statutory Stock Option, a Stock bonus, a right to purchase restricted Stock, or a combination of the foregoing;

      (c) To determine how and when each Equity Award shall be granted, the provisions of each Equity Award granted, including the time or times when a person shall be permitted to receive Stock pursuant to a Equity Award, and the number of shares with respect to which a Equity Award shall be granted to each such person;

      (d) To construe and interpret the Plan and Equity Awards granted under it, and to establish, amend and revoke rules and regulations for the administration of such Plan and Equity Awards;

      (e) To correct any defect, omission or inconsistency in the Plan or in any Equity Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

      (f) To amend the Plan or an Equity Award as provided in Article XI; and

      (g) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

                                   ARTICLE IV

                                   ELIGIBILITY

      SECTION 4.01 PERSONS ELIGIBLE FOR EQUITY AWARDS. Incentive Stock Options may be granted only to Employees. Equity Awards other than Incentive Stock Options may be granted only to Employees, Directors or Consultants.

                                    ARTICLE V

                           SHARES SUBJECT TO THE PLAN

      SECTION 5.01 Subject to the provisions of Article VIII relating to adjustments upon changes in Stock, no more than 5,000,000 shares of Stock may be issued pursuant to Equity Awards. If any Equity Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the Stock not acquired under such Equity Award shall revert to and again become available for issuance under the Plan. The Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

                                   ARTICLE VI

                                TERMS OF OPTIONS.

      SECTION 6.01 FORM OF OPTION. Subject to the provisions of the Plan, each Option shall be in such form and shall contain such terms and conditions as the Board shall determine. The provisions of separate Options need not be identical.

      SECTION 6.02 TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

      SECTION 6.03 EXERCISE PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Stock subject to the Option on the date the Option is granted. The exercise price of each Non-statutory Stock Option shall be not less than the Fair Market Value of the Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Non-statutory Stock Option) may be granted with an exercise price lower than that otherwise provided in this Section 6.03 if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

      SECTION 6.04 PAYMENT. The purchase price of Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash at the time the Option is exercised, or (b) at the discretion of the Board or the Committee, determined at the time of the grant of the Option, (1) by delivery to the Company of other equity securities of the Company, (2) according to a deferred payment or other arrangement with the person to whom the Option is granted or to whom the Option is transferred pursuant to Section 6.05, (3) in any other form of legal consideration that may be acceptable to the Board, or (4) any combination of the foregoing.

      SECTION 6.05 TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. Unless otherwise provided in the Equity Award Agreement, a Non-statutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order.

      SECTION 6.06 VESTING. The total number of shares of Stock subject to an Option may, but need not, be vested or allotted in periodic installments (which may, but need not, be equal). The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate.

      SECTION 6.07 TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. Unless otherwise provided in the Equity Award Agreement relating to an Option, in the event of a Termination (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of Termination) but only within such period of time ending on the earlier of (a) the date that is ninety
(90) days after the date of Termination, or (b) the expiration of the term of the Option as set forth in the Equity Award Agreement.

      SECTION 6.08 DISABILITY OF OPTIONEE. Unless otherwise provided in the Equity Award Agreement relating to an Option, in the event of a Termination as a result of the Optionee's Disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of Termination), but only within such period of time ending on the earlier of (a) the date six (6) months after the date of Termination, or (b) the expiration of the term of the Option as set forth in the Equity Award Agreement.

      SECTION 6.09 DEATH OF OPTIONEE. Unless otherwise provided in the Equity Award Agreement relating to an Option, in the event of a Termination as a result of the Optionee's death, the Option may be exercised (to the extent the Optionee was entitled to exercise it at the date of Termination) by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only within the period ending on the earlier of (a) the date twelve (12) months after the date of Termination, or (b) the expiration of the term of the Option as set forth in the Equity Award Agreement.

      SECTION 6.10 INCENTIVE STOCK OPTION LIMITATIONS. The following limitations shall apply to a grant of an Incentive Stock Option:

      (a) If, at the time of the grant of an Incentive Stock Option, the Optionee owns (or is deemed to own pursuant to Section 424(d) of the Code) equity securities possessing more than ten percent (10%) of the total combined voting power of all classes of equity securities of the Company or of any of its Affiliates, the exercise price of such Incentive Stock Option shall be at least one-hundred and ten percent (110%) of the Fair Market Value of such Stock on the date of grant and the Incentive Stock Option shall terminate on the date that is within five (5) years after the date of grant.

      (b) If the aggregate Fair Market Value (determined at the time of grant) of Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one-hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Non-statutory Stock Options.

                                   ARTICLE VII

               TERMS OF STOCK BONUSES AND RESTRICTED STOCK AWARDS

      SECTION 7.01 FORM OF STOCK BONUS OR RESTRICTED STOCK AWARD. Subject to the provisions of the Plan, each Stock bonus or restricted Stock award shall be in such form and shall contain such terms and conditions as the Board shall determine. The provisions of separate stock bonuses or restricted stock awards need not be identical.

      SECTION 7.02 PURCHASE PRICE. The purchase price, if any, for any Stock granted as a Stock bonus or restricted Stock award shall be such amount as the Board shall determine and designate in the Equity Award Agreement. Notwithstanding the foregoing, the Board may determine that eligible participants in the Plan may be awarded Stock in consideration for past services rendered to the Company or an Affiliate thereof or for the benefit of the Company or an Affiliate thereof.

      SECTION 7.03 TRANSFERABILITY. Unless otherwise provided in the Equity Award Agreement, Stock awarded or purchased pursuant to this Article VII may not be transferred to any person, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, until any restrictions on transfer set forth in the Equity Award Agreement lapse.

      SECTION 7.04 PAYMENT. The purchase price, if any, of Stock acquired pursuant to a Stock bonus or restricted Stock award shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash, or (b) at the discretion of the Board or the Committee, determined at the time of the grant of the Stock award, (1) by delivery to the Company of other equity securities of the Company, (2) according to a deferred payment or other arrangement with the person to whom the Stock award is granted or to whom the Option is transferred pursuant to Section 7.03, (3) by electing to receive the Stock in lieu of other compensation payable to the person by the Company or an Affiliate thereof or for the benefit of the Company or an Affiliate thereof, (4) in consideration for past services rendered by the person to the Company or for its benefit, (5) in any other form of legal consideration that may be acceptable to the Board, or (6) any combination of the foregoing.

      SECTION 7.05 VESTING. Shares of Stock sold or awarded under Article VII of the Plan may, but need not, be subject to a repurchase option or right of first refusal in favor of the Company.

                                  ARTICLE VIII

                        ADJUSTMENTS UPON CHANGES IN STOCK

      SECTION 8.01 CHANGE IN STOCK. If any change is made in the Stock subject to the Plan, through a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company, the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to Article V, and the outstanding Equity Awards will be appropriately adjusted in the class(es) and number of shares subject to and the exercise price of such outstanding Equity Awards. Such adjustments shall be made by the Board at the time of the change in the Stock, whether or not specifically provided for in any outstanding Equity Award. The Board's determination shall be final, binding and conclusive.

                                   ARTICLE IX

                            COVENANTS OF THE COMPANY

      SECTION 9.01 RESERVATION OF STOCK. The Company shall reserve from its authorized but unissued Stock the number of shares of Stock issuable pursuant to outstanding Equity Awards.

      SECTION 9.02 REGULATORY AUTHORITY. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Stock upon the exercise of outstanding Equity Awards, PROVIDED, HOWEVER, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended, either the Plan, any Equity Award or any Stock issued or issuable pursuant to any such Equity Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority for the lawful issuance and sale of Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Stock upon exercise of such Equity Awards unless and until such authority is obtained.

                                    ARTICLE X

                               GENERAL PROVISIONS

      SECTION 10.01 ACCELERATION OF VESTING. Notwithstanding any provision in any Equity Award Agreement, the Board may, in its discretion, accelerate the time at which an Equity Award may first be exercised or the time during which a Equity Award or any part thereof will vest.

      SECTION 10.02 STOCKHOLDER RIGHTS. Except as set forth in the Equity Award Agreement, no holder of any Equity Award shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Stock subject to such Equity Award unless and until such person has satisfied all requirements for vesting or exercise of the Equity Award pursuant to its terms.

      SECTION 10.03 EMPLOYMENT OR OTHER SERVICES. Nothing in the Plan, any Equity Award Agreement or any instrument executed pursuant thereto shall (a) confer upon any Employee or other holder of an Equity Award any right to continue in the employ of the Company or any Affiliate, (b) confer upon any Director or Consultant or other holder of an Equity Award any right to continue acting as a Director or Consultant, (c) affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause, (d) affect the right of the Company's Board of Directors and/or the Company's stockholders to remove any Director pursuant to the terms of the Company's charter documents and the provisions of applicable law, or (e) affect the right of the Company to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or Affiliate.

      SECTION 10.04 SECURITIES REQUIREMENTS. The Company may require any person to whom a Equity Award is granted, or any person to whom a Equity Award is transferred, as a condition of exercising or acquiring Stock under any Equity Award, to give written assurances satisfactory to the Company (a) as to such person's knowledge and experience in financial and business matters, (b) that he or she is capable of evaluating, alone or together with a purchaser representative, the merits and risks of exercising the Equity Award, and (c) that such person is acquiring the Stock subject to the Equity Award for such person's own account and not with any view to a distribution of the Stock. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Stock.

      SECTION 10.05 TAX WITHHOLDING. If provided for in an Equity Award Agreement, the holder of an Equity Award may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Stock under a Equity Award by (a) tendering a cash payment, (b) authorizing the Company to withhold shares from the shares of the Stock otherwise issuable to such person as a result of the exercise or acquisition of Stock under the Equity Award, (c) delivering to the Company unencumbered shares of equity securities of the Company held by such person by, or (d) any combination of the foregoing.

                                   ARTICLE XI

                     AMENDMENT OF THE PLAN AND EQUITY AWARDS

      SECTION 11.01 AMENDMENT OF PLAN; STOCKHOLDER APPROVAL. The Board may at any time terminate, and from time-to-time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable. No such amendment shall adversely affect any outstanding Equity Award without the holder's written consent.

      SECTION 11.02 CHANGES IN LAW. The Board may amend the Plan as it deems necessary or advisable to provide eligible Employees, Director or Consultants with the maximum benefits provided or to be provided under the provisions of the Plan relating to Incentive Stock Options and to bring the Plan or Incentive Stock Options granted under the Plan into compliance therewith. The Board may also, in its discretion, amend the Plan to take into account changes in law and tax and accounting rules (including any pooling-of-interest rules), as well as other developments, and to grant Equity Awards that qualify for beneficial treatment under such rules.


                                   APPENDIX A

                                   DEFINITIONS

      "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

      "BOARD" means the Board of Directors of the Company.

      "CODE" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

      "COMMITTEE"  means a Committee  appointed by the Board in accordance  with
Section 3.01 of the Plan.

      "COMPANY" means Trend Mining Company, a Montana corporation.

      "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render bona fide consulting services (other than services in connection with the offer or sale of securities in a capital-raising transaction) and who is compensated for such services, PROVIDED, HOWEVER, that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

      "DIRECTOR" means a member of the Board.

      "DISABILITY" means the physical inability, as determined in good faith by the Board, to serve in the person's capacity as an Employee, Director or Consultant, for a period of at least six (6) months.

      "EMPLOYEE" means any person, including officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

      "EQUITY AWARD" means any right granted under the Plan, including any Option, any Stock bonus or any right to purchase restricted Stock.

      "EQUITY AWARD AGREEMENT" means a written agreement between the Company and a holder of a Equity Award evidencing the terms and conditions of an individual Equity Award grant. Each Equity Award Agreement shall be subject to the terms and conditions of the Plan.

      "FAIR MARKET VALUE" means, as of any date, the value of the Stock determined as follows:

      - If the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or Nasdaq Small Cap Market, the Fair Market Value of a share of Stock shall be the last sales price for the Stock (or the closing bid, if no sales were reported) as quoted on such system or exchange, as reported in the WALL STREET JOURNAL or such other source as the Board deems reliable.

      - In the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Board.

      "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

      "NON-STATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

      "OPTION" means a stock option granted pursuant to the Plan.

      "OPTIONEE" means an Employee, Director or Consultant who holds an outstanding Option.

      "OUTSIDE DIRECTOR" means a Director who either (a) is not a current Employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former Employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (b) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

      "PLAN" means this Equity Incentive Plan.

      "STOCK" means the Company's Common Stock, $0.01 par value.

      "TERMINATION" means the termination or interruption of an Employee's, Director's or Consultant's employment or relationship with the Company. The Board, in its sole discretion, may determine whether a Termination has occurred in the case of: any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave.

                                                                       EXHIBIT B

                       AMENDMENT TO EQUITY INCENTIVE PLAN

      This Amendment (the "Amendment") amends the 2000 Equity Incentive Plan (the "Plan"), adopted by the Board of Directors and the stockholders of Trend Mining Company (the "Company") on January 5, 2001 and February 23, 2001, respectively. All capitalized terms used and not defined herein will have the meanings ascribed to them in the Plan.

      WHEREAS, the Plan reserved no more than 5,000,000 shares of Stock to be issued as Equity Awards, subject to certain adjustments;

      WHEREAS, as of January 31, 2006, 4,000,000 shares of Stock issued as Equity Awards are outstanding; and

      WHEREAS, Internal Revenue Code (the "Code") Section 409A requires that the Plan must comply with the terms therein by December 31, 2006.

      NOW, THEREFORE, the Plan will be modified as follows:

      1. Article I, Establishment and Term. The following language will be added to the end of Section 1.01:


              SECTION 1.01 ESTABLISHMENT; DEFINITION. This Amendment to the Plan was adopted by the Board of Directors on March 10, 2006, subject to approval by the stockholders of the Company, to become effective on April 19, 2006.

      2. Article V, Shares Subject to the Plan. The following language will replace section 5.01 of the Plan in its entirety:

              SECTION 5.01 Subject to the provisions of Article VIII relating to adjustments upon changes in Stock, no more than 8,000,000 shares of Stock may be issued pursuant to Equity Awards. If any Equity Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the Stock not acquired under such Equity Award shall revert to and again become available for issuance under the Plan. The Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

3. Article X, General Provisions. The following language will be added to end of
Article X as Section 10.6:

              SECTION 10.6 SECTION 409A SAVINGS CLAUSE. Notwithstanding anything to the contrary contained herein, none of the awards issuable under the Plan are intended to be deferred compensation pursuant to Section 409A of the Code. The Plan's provisions shall be administered and construed by the Board in a manner to fulfill such intent.

                              TREND MINING COMPANY
               5439 SOUTH PRINCE STREET, LITTLETON, COLORADO 80120

                        THIS PROXY IS BEING SOLICITED BY
                            THE BOARD OF DIRECTORS OF
                              TREND MINING COMPANY

The undersigned holder of shares of Common Stock of Trend Mining Company (the "Company") hereby acknowledges receipt of the Notice and Proxy Statement in connection with the Annual Meeting of Shareholders to be held at 2:00 PM on Wednesday, April 19, 2006, at 5439 South Prince Street, Littleton, Colorado 80120 and hereby appoints Thomas A. Loucks and John P. Ryan or either of them with full power of substitution, to vote all shares of the Common Stock of Trend Mining Company registered in the name provided herein that the undersigned is entitled to vote at the Annual Meeting of Shareholders, and at any adjournment or adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said proxy.

THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE ELECTION OF THE FIVE NOMINEES AS DIRECTORS OF THE COMPANY AND FOR THE APPROVAL OF THE AMENDMENT TO THE 2000 EQUITY INCENTIVE PLAN.

In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN ON THE BOTTOM. YOU NEED NOT MARK ANY BOXES.

|X| Please mark your votes as in this example.

THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING:

                                                               FOR ALL         WITHHOLD     FOR ALL
                                                               NOMINEES       AUTHORITY     EXCEPT
1.    Election  of five  directors,  each to hold office         |_|              |_|         |_|
      until his successor is elected and qualified:

     Nominees:    Jeffrey M. Christian
                  Thomas A. Loucks
                  John P. Ryan
                  J. Michael Sharratt
                  Ishiung J. Wu

IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF THE NOMINEE. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

                                                               FOR            AGAINST       ABSTAIN
2.    Amendment  of  2000  Equity   Incentive   Plan  to       |_|              |_|           |_|
      increase  shares of  Common  Stock  reserved  from
      5,000,000 to 8,000,000 and to comply with Internal
      Revenue Code Section 409A.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof.

PLEASE CHECK HERE FOR AN ADDRESS CHANGE |_|
AND NOTE YOUR NEW ADDRESS BELOW
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The proxy should be dated and signed by the  shareholder  or his or her attorney authorized in writing or in any other manner permitted by law. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                        Dated:
                                               ___________________________, 2006

                                        ________________________________________
                                        Signature of Shareholder

                                        ________________________________________
                                        Signature  of   Shareholder
                                        (if held jointly)
Change of Address:
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